SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                            ADMIRALITY BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)



                           ADMIRALITY BANCORP, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                             ADMIRALTY BANCORP, INC.
                               4400 PGA Boulevard
                        Palm Beach Gardens, Florida 33410

                                 March 30, 2001



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of the stockholders (the "Annual Meeting") of Admiralty Bancorp, Inc. (the "Company") to be held on April 27, 2001 at 11:00 a.m. at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

         At the Annual Meeting, stockholders will be asked to elect five members to the Board of Directors.

         The Board of Directors of the Company has determined that the election of the Board's nominees is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each candidate.

         Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                                  Sincerely yours,


                                                  BRUCE A. MAHON
                                                  Chairman of the Board

                             ADMIRALTY BANCORP, INC.
                               4400 PGA Boulevard
                        Palm Beach Gardens, Florida 33410

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 2001

         Notice is hereby given that the Annual Meeting of stockholders (the "Annual Meeting") of Admiralty Bancorp, Inc. (the "Company") will be held at the main offices of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on April 27, 2001 at 11:00 a.m. for the purpose of considering and voting upon the following matters:

         1. Election of five directors to serve three-year terms each, and until their successors are elected and qualified.

         2. Such other business as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         Stockholders of record at the close of business on March 23, 2001 are entitled to notice of, and to vote at, the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, please execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.


                                      By Order of the Board of Directors


                                      BRUCE A. MAHON
                                      Chairman of the Board

March 30, 2001

                             ADMIRALTY BANCORP, INC.
                               4400 PGA Boulevard
                        Palm Beach Gardens, Florida 33410

                          -----------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 2001

                          -----------------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being furnished to the stockholders of Admiralty Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of stockholders of the Company (the "Annual Meeting") to be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410 on April 27, 2001, at 11:00 a.m. Florida time, and at any adjournments thereof. These proxy materials are first being mailed on or about March 30, 2001, to holders of record on March 23, 2001 (the "Record Date") of shares of the Company's Class A Common Stock, no par value (the "Class A Stock") and Class B Common Stock, no par value (the "Class B Stock") (the Class A Stock and the Class B Stock sometimes collectively referred to as the "Common Stock"). Holders of the Class A Stock and the Class B Stock vote together as a single class.

         A stockholder may revoke a proxy at any time before the proxy is voted by written notice to the Secretary of the Company, by submission of another proxy bearing a later date, or by appearing and voting in person at the Annual Meeting. The mere presence at the Annual Meeting of the stockholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy by the stockholder, or, if no instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement. As to any other matter of business that may be brought before the Annual Meeting, all shares represented by valid proxies will be voted in accordance with the judgment of the person or persons voting the same.

         All expenses of the Company in connection with the solicitation on behalf of the Board of Directors will be borne by the Company. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         Holders of record of Common Stock at the close of business on the Record Date are entitled to receive notice of, and will be entitled to vote at, the Annual Meeting. At the close of business on the Record Date, the Company had 51,250 outstanding shares of Class A Stock and 3,929,758 outstanding shares of Class B Stock, which vote together as one class. No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters which may come before the Annual Meeting.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under the Company's Bylaws, directors are elected by a plurality of votes cast.

         The Board of Directors knows of no matters, other than those disclosed in the Notice of Annual Meeting, to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if a quorum is not present, vote such proxy to adjourn the Annual Meeting from time to time.

         All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and the Bylaws authorize a minimum of one and a maximum of 25 directors, but leave the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the number of directors at 17. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Board of Directors has nominated and recommends the election of each of the nominees listed below for the term set forth for such nominee and until their successors shall have been elected and qualified. Unless otherwise instructed by the stockholders, the persons named in the enclosed form of proxy will vote the shares represented by such proxy "FOR" the election of the nominees named in this Proxy Statement, subject to the condition that if the named nominees should be unable to serve, discretionary authority is reserved to vote for a substitute. No circumstances are presently known which would render the nominees named herein unable or unwilling to serve. In accordance with the Bylaws of the Company directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting.

Information with Respect to the Nominees and Continuing Directors

         The following table sets forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire.

                    Table I--Nominees for 2001 Annual Meeting

Name, Age and Position         Principal Occupation          Director     Term
with the Company               for the Past Five Years        Since     Expires
---------------------------    ------------------------      --------   -------
Sidney Hofing, 66, Director    President of Eagle Group, Inc.   1998       2004
                               (Real Estate Development)

Ward Kellogg, 42, President,   President and Chief Executive    1998       2004
Chief Executive Officer and    Officer of the Bank and the
Director                       Company; formerly, Executive
                               Vice President and Chief Credit
                               Officer of 1st United Bank,
                               Boca Raton, Florida

Patrick C. Mathes III, 60,     Chairman and Chief Executive     2000       2004
Director                       Officer, Mathes Management
                               Enterprises, Inc. Receivables
                               Financing)

Peter L. A. Pantages, 46,      President of McCay Real Estate   1998       2004
Director                       Group (Real Estate Development)

Joseph Veccia, 44, Director    Partner, VPC Development (Real   1998       2004
                               Estate Development) and past
                               Chairman of the Greater Boca
                               Raton Chamber of Commerce

            Table II - Directors of the Company Whose Terms Continue
                           Beyond this Annual Meeting

Name, Age and Position           Principal Occupation        Director      Term
with the Company                for the Past Five Years       Since      Expires
----------------------          -----------------------     ---------    -------
William Berger, 56, Director   Senior Partner, Greenspoon      2000        2002
                               Marder Hirschfeld Rafkin
                               Ross & Berger (Attorneys)

David B. Dickenson, 58,        Senior Partner, Dickenson,      1998        2002
Director                       Murphy, Rex and Sloan
                               (Attorneys)

Thomas L. Gray, 56, Director   Formerly Chairman of the        1998        2002
                               Board of Grand Bancorp, Inc.
                               and Grand Bank, N.A.;
                               President and CEO of Carnegie
                               Bancorp


Leslie E. Goodman, 58,         Executive Officer of the        1998        2002
Director                       Eagle Group, Inc. (Real
                               Estate Development)

Douglas Hooker, 55, Director   President, Regional             2000        2002
                               Development Group, Inc.
                               (Real Estate Development
                               and General Contractor)

George Zoffinger, 53,          President and CEO of            1998        2002
Director                       Constellation Capital Corp.;
                               Director of MFN Financial
                               Corp.;  Director of Silverline
                               Technologies, Inc.; Director
                               of Commercial Federal Bancorp.;
                               Director of N.J. Resources

Randy Burden, 51, Director     Managing Director, Admiralty    2000        2003
                               Bank formerly President, CEO
                               and Chairman of Citrus Bank


Thomas J. Hanford, 61,         Private Investor                1998        2003
Director

Bruce A. Mahon, 70,            Chairman of the Board of the    1998        2003
Chairman of the Board          Company and the Bank; formerly
                               Chairman of the Board of
                               Carnegie Bancorp, Inc. and
                               Carnegie Bank

Craig Spencer, 40, Director    President and CEO of the        1998        2003
                               Arden Group, Inc. (Real
                               Estate Development)

Richard Rosa, 49, Director     Chief Financial Officer of      1998        2003
                               MetLife Bank; formerly Chief
                               Financial Officer and Director
                               of Grand Bancorp, Inc. and Grand
                               Bank, N.A.; Chief Financial
                               Officer of Carnegie Bancorp and
                               Carnegie Bank, N.A.

Name, Age and Position           Principal Occupation        Director      Term
with the Company                for the Past Five Years       Since      Expires
----------------------          -----------------------     ---------    -------
Mark Wolters, 40, Director      President of MetLife Bank;     1998        2003
                                formerly President of Grand
                                Bancorp, Inc. and Grand
                                Bank, N.A.; Director of
                                Grand Bank, N.A.;  Executive
                                Vice President of Carnegie
                                Bancorp.


Meetings of the Board of Directors and Committee Meetings

         During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 13 meetings. During the fiscal year, no director attended fewer than 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) meetings of the Committees of the Board of Directors on which such director served.

         The Company does not maintain a separate Nominating Committee. The full Board of Directors acts as a Nominating Committee.

         The Board of Directors maintained an Audit Committee (the "Audit Committee") which consists of Mark Wolters (Chairman), Thomas Hanford and Richard Rosa. The Audit Committee met five times in 2000.

Audit Committee Report

         The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit Committee meets with the Company's independent auditors and the Company's internal auditors, both whom have unrestricted access to the Audit Committee.

         All Directors who serve on the Audit Committee are independent for purposes of the NASD listing standards. The Board has adopted a written charter for the Audit Committee setting forth the audit related functions the Audit Committee is to perform. A copy of the Charter is attached as Exhibit A to this Proxy Statement.

         The Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and Board of Directors. The Audit Committee has discussed with KPMG, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees). The Audit Committee also has received the written disclosures and the letters from KPMG, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with the Company's independent auditor the independent auditor's independence.

         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year 2000 for filing with the U.S. Securities and Exchange Commission.

Mark Wolters
Thomas Hanford
Richard P. Rosa

Compensation of Directors

         Mr. Bruce A. Mahon, Chairman of the Board of Directors of the Company, received an annual salary of $75,000 in 2000. Mr. Mahon is provided with an automobile for business use in connection with his services as Chairman of the Board of Directors and all expenses relating to this vehicle are paid by the Company. In recognition of Mr. Mahon's contributions relative to the establishment of Admiralty Insurance Services, LLC and in developing business for the Bank, the Board of Directors unanimously approved amendments to Mr. Mahon's compensation package to increase his annual salary for 2001 to $100,000 and provide that, in the event of a change in control of the Bank, medical insurance benefits for Mr. Mahon and his wife shall be continued perpetually.

         No other directors of the Company receive a salary for their service on the Company's Board or Committees thereof. Members of the Audit Committee and Asset/Liability Management Committee receive $350 per meeting. Members of other committees receive $350 per meeting not held on the day of a Board of Directors meeting. Directors of the Bank receive $1,000 per regularly scheduled meeting of the Bank's Board of Directors.

         The Company maintains the 1998 Management Stock Option Plan (the "Management Plan") which provides for options to purchase up to 372,613 shares of Class B Stock to be issued to officers and directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate in the future. Individual participants to whom options are granted under the Plan are selected by the Board of Directors, which has the authority to determine the terms and conditions of options granted under the Management Plan and the exercise price therefore which may not be less than 100% of the fair market value on the date of the grant.

         The Company also maintains the 2000 Stock Option Plan (the "2000 Plan"), which was approved by shareholders last year. Under the 2000 Plan, the Company may grant options to purchase up to 365,000 shares of Class B common stock to officers and directors of the Company, the Bank and other subsidiaries which the Company may acquire or incorporate in the future. The terms of the 2000 Plan are substantially similar to the terms of the Management Plan. For the fiscal year ended December 31, 2000 members of the Board of Directors were granted 22,140 options to purchase Class B stock at an exercise price of $10.00. The exercise price of all options granted during 2000 were at least 100% of fair market value.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following tables set forth, as of January 26, 2001, certain information concerning the ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company and each director of the Bank, (iii) each named executive officer described in this Proxy Statement under the caption "Executive Compensation," and (iv) all directors and officers of the Company as a group. Since the Class A Stock and the Class B Stock vote together as a single class, the following table presents the classes together.

                                   THE COMPANY


 Name and Position                Number of Shares of Class A and       Percent
 With Company                     Class B Beneficially Owned (1)        of Class
------------------                -------------------------------       --------
Bruce A. Mahon, 70 (2)                      161,941                       4.39%
Chairman of the Board

Craig Spencer, 40, Director (3)             157,888                       4.28%

Richard Rosa, 49, Director (4)               67,161                       1.82%

Mark Wolters, 40, Director (5)               54,096                       1.47%

Sidney Hofing, 66, Director (6)             179,648                       4.87%

Peter L. A. Pantages, 46, Director (7)       99,038                       2.69%

Thomas L. Gray, 56, Director (8)            113,219                       3.07%

Leslie E. Goodman, 57, Director (9)         110,237                       2.99%

George Zoffinger, 53, Director (10)          60,371                       1.64%

Ward Kellogg, 42, President (11)             91,758                       2.49%

David Dickenson, 58, Director (12)           18,372                         *

Thomas Hanford, 62, Director (13)            68,041                       1.84%

Joseph Veccia, 44, Director (14)             39,519                       1.07%

William Berger, 56, Director                  1,129                          *

Randy O. Burden, 51, Director (15)          125,000                       3.39%

Douglas Hooker, 55, Director (16)           100,000                       2.71%

Patrick C. Mathes III, 59, Director (17)     73,100                       1.98%

Directors and Executive Officers of
the Company as a Group (21 persons)       1,605,194                      43.52%

--------------------------------------    ----------                    --------

*Less than 1%

------------------------------
(1) The address of all persons is c/o Admiralty Bancorp, Inc., 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410.

(2) Includes 45,165 shares of Class B Stock purchasable upon the exercise of stock options and 30,345 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 12,162 shares of Class B Stock held by members of Mr. Mahon's family.

(3) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options. Also includes 80,120 shares of Class B Stock held jointly with Mr. Spencer's wife, and 56,456 shares of Class B Stock purchasable upon the exercise of Warrants held jointly with Mr. Spencer's wife.

(4) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 7,904 shares of Class B Stock and 5,646 shares of Class B Stock purchasable upon the exercise of Warrants held by Mr. Rosa's self-directed IRA.

(5) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 13,118 shares of Class B Stock held by Mr. Wolters as custodian for his children.

(6) Includes 50,810 shares of Class B Stock purchasable upon the exercise of Warrants, and 21,312 shares of Class B Stock purchasable upon the exercise of stock options. Of the reported shares, 28,980 shares of Class B Stock and 22,582 shares of Class B Stock purchasable upon the exercise of Warrants are held by a limited partnership of which Mr. Hofing is a member. Also includes 3,000 shares of Class B Stock held by Mr. Hofings' wife.

(7) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 30,910 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 2,728 shares of Class B Stock and 2,258 shares purchasable upon the exercise of Warrants held in trust and 11,775 shares of Class B Stock in Mr. Pantages' self-directed IRA. In addition, of the reported shares, 3,387 shares of Class B Stock are held in Mr. Pantages' wife's IRA.

(8) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 19,195 shares purchasable upon the exercise of Warrants. Also includes 1,915 shares of Class B Stock held in Mr. Gray's self-directed IRA.

(9) Includes 43,761 shares of Class B Stock held by a limited liability company of which Mr. Goodman is a member. Also includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 45,164 shares of Class B Stock purchasable upon the exercise of Warrants.

(10) Includes 21,312 shares of Class B Stock purchasable upon the exercise of stock options and 16,937 shares of Class B Stock purchasable upon the exercise of Warrants. Also includes 6,823 shares and Warrants to purchase 5,646 shares of Class B Stock held by a limited partnership of which Mr. Zoffinger is a member.

(11) Includes 74,079 shares of Class B Stock purchasable upon the exercise of stock options.

(12) Includes 5,646 shares of Class B Stock purchasable upon the exercise of stock options. Also includes 3,726 shares of Class B Stock held by Mr. Dickenson's wife.

(13) Includes 5,646 shares of Class B Stock purchasable upon the exercise of stock options. Also includes shares of Class B Stock held as follows:
         4,618 shares by an investment partnership of which Mr. Hanford is a member and 5,646 shares by an investment corporation in which Mr. Hanford has a controlling interest; 1,129 shares by his wife; 5,387 shares as custodian for family members.

(14) Includes 5,646 shares of Class B Stock purchasable upon the exercise of stock options. Also includes 11,291 shares of Class B Stock held by Mr. Veccia's IRA. Also includes 22,582 shares of Class B Stock held by a limited partnership in which members of Mr. Veccia's immediate family has a membership interest.

(15) Includes 25,000 shares of Class B Stock purchasable upon the exercise of stock options.

(16)     Includes 100,000 shares of Class B Stock held jointly with Britta
         Hooker.

(17) Includes 3,100 shares of Class B Stock held in Mr. Mathes' IRA and 40,000 shares held by a corporation in which Mr. Mathes has a controlling interest.


                             EXECUTIVE COMPENSATION

           The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the four most highly compensated executive officers of the Company or the Bank whose individual remuneration exceeded $100,000 for the last fiscal year.

                           SUMMARY COMPENSATION TABLE
                         Cash and Cash Equivalent Forms
                                 of Remuneration

                                                Annual Compensation             Long-Term Compensation
                                          -------------------------------       -----------------------
                                                                    Other              Awards
                                                                    Annual      -----------------------
                                           Salary       Bonus      Compen-      Securities Underlying
 Name and Principal Position   Year         ($)         ($)        sation           Options/SARs
 ---------------------------   ----       -------------------------------       ------------------------
Ward Kellogg, President        2000       $156,250      $18,102        (4)            22,140

                               1999       $125,000      $17,659        (4)            18,066

                               1998       $ 62,500(1)    -0-           (4)            33,873

William Burke, Chief           2000       $116,000      $12,367        (4)
Operating Officer                                                                      5,330
                               1999       $100,000      $11,796        (4)             7,904

                               1998       $ 50,000(2)   $25,000        (4)            11,291

Lawrence Roselle,              2000       $100,000      $   397        (4)             2,050
Area President
                               1999       $  1,923(3)   $10,000        (4)             5,646


Dennis Gavin, Chief Lending    2000       $ 96,000      $ 9,703        (4)             4,510
Officer
                               1999        80,000        5,200         (4)             6,775

                               1998        45,000          0           (4)             9,033

--------------------

(1) Mr. Kellogg was hired as President on July 1, 1998 at an annual salary of $125,000.
(2)      Mr. Burke was hired on July 2, 1998 at an annual salary of $100,000.
(3) Mr. Roselle was hired December 27, 1999 at an annual salary of $100,000.
(4) Includes the value of certain perquisites and other personal benefits such as a car allowance. The Company believes the value of these benefits to be less than 10% of the salary and bonus reported in the table above.

Employment Agreements

         Mr. Kellogg serves as President and Chief Executive Officer of the Company and the Bank pursuant to an employment agreement dated July 1, 1998. Pursuant to this employment agreement, Mr. Kellogg initially received an annual salary of $125,000, subject to annual increases. In addition, Mr. Kellogg may receive a cash bonus based upon the Company's return on average assets. Mr. Kellogg's employment agreement has a term of 3 1/2 years, after which it is extended annually. If Mr. Kellogg is terminated other than for cause (as defined in the contract), he is to receive his then current base compensation for the remaining term of the Agreement, or 24-months, whichever is longer. If Mr. Kellogg's employment is terminated following a change in control (as defined in the Agreement) or if he voluntarily terminates his employment following a change in control under certain circumstances, Mr. Kellogg will be entitled to receive his then current based compensation for a period of 24-months.

Management Option Plan

         As disclosed above under the caption "Compensation of Directors", the Company maintains the Management Option Plan and the 2000 Plan. Members of management of the Company are permitted to participate in these stock option plans. The following table lists grants of options to the executive officers named in the "Summary Compensation Table" above for 2000 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's Class B Stock over the life of the option.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                Individual Grants
--------------------------------------------------------------------------------
                   Number of          % of Total                                             Present
                  Securities         Options/SARs                                           Value of
                  Underlying          Granted to       Exercise or                          Grant on
                 Options/SARs        Employees in      Base Price       Expiration      Grant Date ($)(1)
    Name          Granted (#)         Fiscal Year        ($/SH)            Date
-------------- ------------------ -------------------- ------------ ------------------- ------------------
Ward Kellogg        22,140              41.19%            10.00          11/16/10            112,028

William Burke        5,330               9.92%            10.00          11/16/10             26,970

Lawrence Roselle     2,050               3.81%            10.00          11/16/10             10,373

Dennis Gavin         3,607               6.71%            10.00          11/16/10             18,251



----------------
(1) The present value has been estimated using the Black-Scholes option pricing model using the following assumptions: dividend yield of 0%; expected volatility of 60% and a risk free interest rate of 5.68%.

         The following table sets forth information concerning the fiscal year-end value of unexercised options held by the executive officers of the Company named in the table above. No stock options were exercised by such executive officers during 2000.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                             YEAR AND FY-END OPTION

                                               Number of Securities
                                              Underlying Unexercised
                  Shares                        Options/SARs at FY-End     Value of Unexercised
                Acquired on       Value           (#) Exercisable/         In-the-Money Options/
Name            Exercise(#)     Realized($)         Unexercisable           SARs at FY-End ($)
-------------   ----------      -----------    --------------------      -----------------------
Ward Kellogg         0              0              64,079/10,000                      20,617

William Burke        0              0                24,525/0                         13,121

Dennis Gavin         0              0                20,318/0                         11,247

Lawrence Roselle     0              0                 7,696/0                          9,711



Certain Transactions with Management

         The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers or directors or in which they have beneficial ownership interests of ten percent or more). These loans have all been made in the ordinary course of the Bank's business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Bank's Boca Raton, Florida branch and Jupiter, Florida branch are leased from entities owned by certain members of the Company's Board of Directors. The aggregate rental payment due under these two leases is $255,000 per year. The Company believes that these leases represent fair market value, and are comparable to terms which the Bank could have obtained from unaffiliated parties.

         David B. Dickenson is a Director of the Company and a partner with the law firm Dickenson, Murphy, Rex & Sloan, Attorneys. The firm performed title work and loan closings for the Bank during 2000, and continues to perform such services in 2001. The fees related to this work are typically paid by the borrower out of the proceeds from the loan closings. The Company made no payments to Dickenson, Murphy, Rex & Sloan in 2000.

         William Berger is a Director of the Company and a partner with the law firm Greenspoon Marder Hirschfeld Rafkin Ross & Berger. The firm performed title work and loan closings for the Bank during 2000, and continues to perform such services in 2001. The fees related to this work are typically paid by the borrower out of the proceeds from the loan closings. The Company made no payments to Greenspoon Marder Hirschfeld Rafkin Ross & Berger in 2000.

                        RECOMMENDATION AND VOTE REQUIRED

          Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

                              INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 2000 were KPMG, LLP. The Company's Board of Directors has appointed KPMG, LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2001. KPMG, LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.


Audit Fees

         The Company was billed the aggregate amount of $75,000 for fiscal year 2000 for professional services rendered by KPMG, LLP for audit of the Company's annual financial statements for 2000 and review of the financial statements included in the Company's forms 10-QSB during 2000. As disclosed below, the Company has retained KPMG, LLP to provide non-audit services during 2000.

Financial Information System Design and Implemental Fees

         The Company was not billed any amount for professional services related to Financial Information System Design and Implementation by KMPG, LLP for fiscal year 2000.

All Other Fees

         The Company was billed $6,000 by KPMG, LLP for professional services rendered in connection with the filing by the Company of Forms S-3 and S-8 during fiscal year 2000. The Company was billed $15,000 for professional services rendered in connection with the filing by the Company of a registration statement on Form SB-2. In addition, KPMG, LLP was engaged by the Company to render tax accounting services for a fee of $12,000 and to advise with regard to a tax allocation agreement for $600. Other than the fees set forth, the Company was not billed for any services by KPMG, LLP for fiscal year 2000.

                                  OTHER MATTERS

         At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

                          COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

                  The Company believes that, during the fiscal year ended December 31, 2000, Leslie E. Goodman, a Director, failed to timely file one report based on the transfer of 43,761 shares from his individual holdings to a family limited liability company. In addition, Thomas J. Hanford, a director, failed to timely file one report based on two transactions in which a total of 2,000 shares of Common Stock were acquired for custodial accounts under the Uniform Gift to Minors Act. Both Mr. Goodman and Mr. Hanford have subsequently reported these transactions. The Company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2000.

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                           FOR THE 2002 ANNUAL MEETING

         Any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with its 2002 Annual Meeting must do so no later than December 8, 2001.

         At the 2001 annual meeting of stockholders or special meeting in lieu thereof, the persons named as proxies in the Company's proxy for the meeting may vote the proxy in their discretion on any proposal received by the Company after February 21, 2001.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

            Charter of the Audit Committee of the Board of Directors

I.      Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

          o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

          o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

          The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performing of its duties. The Audit Committee may engage these professionals at its sole discretion at a cost not exceeding $25,000; engagements above $25,000 will require the prior approval of the Board of Directors.

II.      Audit Committee Composition and Meetings

          Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD). The Audit Committee shall be comprised of not less than three nor more than six directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the committee shall have accounting or related financial expertise.

          Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

          The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures. The Audit Committee shall make regular reports to the Board.

III.     Audit Committee Responsibilities and Duties

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

         3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures, including the levels and trends of past due and problem loans and the reserves set up against them, and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses including the status of previous recommendations.

         4. Review with financial management and the independent auditors, the Company's quarterly financial statements prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         5. The Independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Recommend to the Board for approval the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

         7. On an annual basis, the Committee should review and discuss with the independent auditors, all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan and engagement letter - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Discuss with management and the independent auditors, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements. Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company. Inquire as to the independent auditor's views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

         Internal Audit Department and Legal Compliance

         11. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

         12. Review the appointment, performance, and replacement of the internal audit firm.

         13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

         14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         15. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

         16. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         17. Maintain minutes of meetings and periodically report to the board of Directors on significant results of the foregoing activities.

         18. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code. Review compliance with the Code of Ethical Conduct. Review `Regulation O' loans and compliance with "Regulation O".

         19. Periodically perform self-assessment of audit committee performance.

         20. Review financial and accounting personnel succession planning within the Company.

         21. Evaluate, together with the Board, the performance of the internal audit firm and, if so determined by the Audit Committee, recommend that the Board replace the internal audit firm.

         22. Review the appointment and replacement of the internal auditing firm.

         23. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         24. Obtain from the independent auditor, assurance that Section 10(A) of the Securities Exchange Act of 1934 (added by the Private Securities litigation Reform Act of 1995) has not been implicated.

         25. Meet at least annually with the Chief Financial Officer, the internal auditing firm and independent auditor in separate executive sessions.

         While the Audit Committee has responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principals. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations in the Company's code of conduct.

                            ADMIRALTY BANCORP, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                 Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of Admiralty Bancorp, Inc. ("Admiralty") standing in the undersigned's name at the Annual Meeting of Stockholders of Admiralty, to be held at the main office of Admiralty Bank, 4400 PGA Boulevard, Palm Beach Gardens, Florida 33410, on Friday, April 27, 2001, at 11:00 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

This proxy will be voted as specified below. If no choice is specified, the proxy will be voted "FOR" Management's nominees to the Board of Directors.

  The Board of Directors recommends a vote "FOR" approval the following proposal:

  1. Election of the following five (5) nominees to each serve on the Board of Directors for a three (3) year term, and until their successors are elected and duly qualified: Sidney Hofing, Ward Kellogg, Patrick C. Mathes III, Peter L.A. Pantages, Joseph Veccia.

     [ ] FOR ALL NOMINEES

     TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:

     ___________________________________________________________________________

     [ ] WITHHOLD AUTHORITY FOR ALL NOMINEES

  2. In their discretion, such other business as may properly come before the meeting.

[ ] Please check if you plan to attend the meeting.

                                              Dated: ____________________ , 2001


                                              __________________________________
                                              Signature

                                              __________________________________
                                              Signature

                                              (Please sign exactly as your name
                                              appears. When signing as an
                                              executor, administrator,
                                              guardian, trustee or attorney,
                                              please give your title as such.
                                              If signer is a corporation,
                                              please sign the full corporate
                                              name and then an authorized
                                              officer should sign his name and
                                              print his name and title below
                                              his signature. If the shares are
                                              held in joint name, all joint
                                              owners should sign.)

                                              PLEASE DATE, SIGN AND RETURN THIS
                                              PROXY IN THE ENCLOSED RETURN
                                              ENVELOPE.